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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    Miami Cruiseline Services Holdings I B.V.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          The Netherlands                                        98-0193197
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(STATE OF INCORPORATION OR ORGANIZATION)                       (IRS EMPLOYER
                                                             IDENTIFICATION NO.)

       Strawinskylaan 3105, 7th Floor, 1077 ZX Amsterdam, The Netherlands
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

      SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
                                    RELATES:                           333-85595
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                                                                 (If applicable)
SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                             NAME OF EACH EXCHANGE ON WHICH EACH
TITLE OF EACH CLASS TO BE SO REGISTERED          CLASS IS TO BE REGISTERED
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              None                                          None

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                   Common Shares, EUR .01 par value per share
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                                (TITLE OF CLASS)


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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Shares, EUR .01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-85595) is incorporated herein by reference.

ITEM 2. EXHIBITS.

     The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Amended and Restated Articles of Association of the Registrant and English translation, incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-1.

     2.   Specimen Certificate for Common Shares, incorporated by reference to
          Exhibit 4-1 of the Registration Statement on Form S-1.


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            MIAMI CRUISELINE SERVICES
                                             HOLDINGS I B.V.

Date:  September 13, 1999                   By: /s/ Joel E. Cutler
                                                --------------------------------
                                                 Name:  Joel E. Cutler
                                                 Title:  Chief Executive Officer


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